SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                          September 15, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

 On September 15, 2005, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Present at Two Investment Conferences in September." The press release is included below.


                                                           FOR IMMEDIATE RELEASE

Contact:  Carol DiRaimo,
          Vice President of Investor Relations
          913.967.4109

                     Applebee's International to Present at
                     Two Investment Conferences in September

OVERLAND PARK, KAN., September 14, 2005 -- Applebee's International, Inc. (Nasdaq:APPB) will be presenting at two investment conferences during September. The dates and times of the presentations are as follows:

       o Wednesday, September 21, at 1:30 pm Eastern Time - Banc of America Investment Conference to be held in San Francisco, CA. A webcast of both the presentation and breakout session session will be available over the Internet at http://www.veracast.com/webcasts/bas/35th-annual-2005/id02307144.cfm
            (for                        presentation)                        and
            http://www.veracast.com/webcasts/bas/35th-annual-2005/id14308648.cfm
            (for breakout session).

       o Wednesday, September 28, at 8:30 am Eastern Time - RBC Capital Markets Consumer Conference to be held in Orlando, FL. A webcast of the presentation will be available over the Internet at http://www.wsw.com/webcast/rbc34/appb.

Live webcasts will also be available at the Investors section of the company's website (www.applebees.com), and archived webcasts of the presentations will be available for two weeks following each of the presentations.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,749 Applebee's restaurants operating system-wide in 49 states and 14 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     September 15, 2005                By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



                                       3